                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Summit Life Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                            Summit Life Corporation
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                                 [SUMMIT LIFE
                        CORPORATION LOGO APPEARS HERE]

                           SUMMIT LIFE CORPORATION.
                               3021 Epperly Dr.
                           DEL CITY, OKLAHOMA  73115

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 1999

TO OUR STOCKHOLDERS:

     The 1999 Annual Meeting of Stockholders of Summit Life Corporation., an Oklahoma corporation (the "Company"), will be held at the offices of the Company, 3021 Epperly Dr., Del City, Oklahoma, on May 20, 1999, at 10:00 a.m., local time, for the following purposes:

1.   To elect five directors;

2. To consider a proposal to ratify the appointment of Grant Thornton LLP as independent auditors of the Company for 1999; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     Stockholders of record at the close of business on April 23, 1999 are entitled to notice of and to vote at the Annual Meeting. A complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder at the Company's executive offices, during ordinary business hours, for a period of at least ten days prior to the Annual Meeting.

     The accompanying Proxy Statement contains information regarding the matters to be considered at the Annual Meeting. For reasons outlined therein, the Board of Directors recommends a vote "FOR" the matters being voted upon.

     YOUR PROXY IS IMPORTANT TO ASSURE A QUORUM AT THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE BE SURE THAT THE ENCLOSED PROXY IS PROPERLY COMPLETED, DATED, SIGNED AND RETURNED WITHOUT DELAY IN THE ENCLOSED ENVELOPE. IT REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                         BY ORDER OF THE BOARD OF DIRECTORS,

                         /s/ James L. Smith

                         James L. Smith,
                         Chairman of the Board of Directors and Chief Executive
                    Officer
Del City, Oklahoma
April 23, 1999

                                 [SUMMIT LIFE
                        CORPORATION LOGO APPEARS HERE]
                            SUMMIT LIFE CORPORATION


--------------------------------------------------------------------------------

                                PROXY STATEMENT

--------------------------------------------------------------------------------

                        ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 20, 1999

                              GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Summit Life Corporation., an Oklahoma corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on the date, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders, and any adjournment of the Annual Meeting.

     This Proxy Statement and accompanying form of proxy, along with the Company's Annual Report for its fiscal year ended December 31, 1998, are first being mailed to holders of the Company's common stock on or about April 27, 1999. Please refer to the Annual Report for financial information concerning the activities of the Company.

     The Board of Directors has established April 23, 1999 as the record date (the "Record Date") to determine stockholders entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, 2,224,471 shares of common stock were outstanding. Each share is entitled to one vote. The holders of a majority of the outstanding common stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

     Each proxy that is properly signed, dated and returned to the Company in time for the Annual Meeting, and not revoked, will be voted in accordance with instructions contained therein. If no contrary instructions are given, proxies will be voted "FOR" each of the proposals submitted to a vote of the stockholders. You may revoke your proxy at any time prior to its exercise by delivering a written notice of revocation or a later dated proxy to the Secretary of the Company or, if you are present at the Annual Meeting, you may revoke your proxy and vote in person.

     Election of the director nominees will be by plurality vote. The Company's Secretary will appoint an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the Annual Meeting. Votes withheld from nominees for director, abstentions and broker non-votes will be counted for purposes of determining whether a quorum has been reached. Votes withheld from nominees for director and abstentions on proposals have the same effect as votes against them. Broker non-votes have no effect on the outcome of the election of directors or other proposals.

     The Company will bear the cost of soliciting the enclosed form of proxy. In addition to solicitation by mail, officers, employees or agents of the Company may solicit proxies personally, or by telephone, telegraph, facsimile transmission or other means of communication. The Company will request banks and brokers or other similar agents or fiduciaries to transmit the proxy material to the beneficial owners for their voting instructions and will reimburse them for their expenses in so doing.

                             ELECTION OF DIRECTORS

                              (PROXY ITEM NO. 1)

     Pursuant to provisions of the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and Bylaws, the Board of Directors has fixed the number of directors at five. Currently, the five members of the Board of Directors all have terms expiring at the 1999 annual meeting: In 1998, the Company's Certificate of Incorporation was amended to provide for three classes of directors serving staggered three-year terms, with each class to be as nearly equal in number as possible. Accordingly, the Board has nominated each of the following individuals to serve as director, for the class and term of office indicated: Randal M. Beach, Class 3 director with a term expiring at the 2000 annual meeting; James L Smith and M. Dean Brown, Class 2 directors with terms expiring at the 2001 annual meeting; and Charles L. Smith and Thomas D Sanders, Class 1 directors with terms expiring at the 2002 annual meeting; and until each of their successors is elected and qualified. Proxies cannot be voted for a greater number of persons than the number of nominees named.

     The Board of Directors recommends a vote "FOR" the nominees for election to the Board of Directors for the terms so specified.

     It is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees named above. The Board of Directors expects that the nominees will be available for election but, in the event that nominee are not so available, proxies received will be voted for substitute nominees to be designated by the Board of Directors or, in the event no such designation is made by the Board, proxies will be voted for a lesser number of nominees.

                         INFORMATION REGARDING NOMINEES

     The following information is furnished for each person who is nominated for election as a director:

NOMINEES FOR ELECTION AS CLASS 1 DIRECTORS FOR TERMS EXPIRING IN 2002

     CHARLES L. SMITH, age 39, co-founded the Company in April 1994 and served as Director, Vice President, Secretary and Treasurer from the Company's inception in 1994 until April 1998, at which time he was elected President, Chief Operating Officer and a director of the Company. Mr. Smith served as Chairman and President of Charles L. Smith and Associates, Inc., an Oklahoma licensed insurance agency, from 1989 until April 1994, when it merged with the Smith Agency. Mr. Smith is Vice President and a director of the Smith Agency. Mr. Smith has been involved in the insurance industry for over 16 years. Mr. Smith is the son of James L. Smith.

     THOMAS D. SANDERS, age 58, has served as a director since April 1997. He served as the Executive Vice President of Marketing for the Lomas Life Group from 1986 to 1990 and as Executive Vice President for Union Life Insurance Company between 1978 and 1990. Mr. Sanders currently serves as Chief Executive Officer and director of ReUnion Marketing, Inc. He is a graduate from Oklahoma State University.

NOMINEES FOR ELECTION AS CLASS 2 DIRECTORS FOR TERMS EXPIRING IN 2001

     JAMES L. SMITH, age 59, co-founded the Company in April 1994 and served as Chairman of the Board of Directors, President and Chief Executive Officer of the Company until April 1998, at which time he was elected its Chairman of the Board and Chief Executive Officer. Mr. Smith has served as Chairman of the Board and President of the Smith Agency, an Oklahoma licensed insurance agency since 1980. Mr. Smith earned the designation of Chartered Life Underwriter and Chartered Financial Consultant from the American College in Bryn Mwar, Pennsylvania. Mr. Smith is the father of Charles L. Smith. Mr. Smith retired from the Army Reserves as the Assistant Division Commander of the 95th Division, Army Reserves, at the rank of Colonel (Brigadier General upon Mobilization).

     M. DEAN BROWN, age 73, has served as director since April 1997. Prior to Mr. Browns retirement in December 1997, he practiced law at the law firm of Green, Brown and Stark, an Oklahoma City law firm. He holds a bachelors degree from the University of Oklahoma and earned his Juris Doctor from Oklahoma City University. Mr. Brown is also a certified public accountant.

NOMINEES FOR ELECTION AS CLASS 3 DIRECTOR FOR TERM EXPIRING IN 2000

     RANDAL M. BEACH, age 44, has served the Company as director since January 1998. Since November 1995, he has served as President of Benefit Capital Life Insurance Company, a wholly owned subsidiary of the Company. From April 1992 to January 1995, Mr. Beach was the Deputy Commissioner for Receivership for the Louisiana Department of Insurance. Subsequent to his tenure with the Louisiana Department of Insurance and prior to his employment by Benefit Capital, Mr. Beach was engaged in the private practice of law. He earned his bachelors degree from Louisiana State University and received his Juris Doctor from Southern University School of Law.

                               EXECUTIVE OFFICERS

EXECUTIVE OFFICERS

     The executive officers of the Company include James L. Smith, Chief Executive Officer of the Company; Charles L. Smith, President and Chief Operating Officer of the Company; and Quinton L. Hiebert, Vice President and Chief Financial Officer of the Company. Information about Messrs. Smith and Smith, both of whom are also directors, is presented above under the heading "INFORMATION REGARDING NOMINEES." Information regarding Mr. Hiebert is set forth below.

     QUINTON L. HIEBERT, age 39, has been employed by the Company since March 1996, and was elected Vice President in April 1998. From October 1989 to March 1996, he was employed as Chief Financial Analyst at the Oklahoma Department of Insurance. Mr. Hiebert holds a bachelors degree from Bethel College, Kansas and earned his MBA from Emporia State University, Kansas. Mr. Hiebert is a certified public accountant.

SIGNIFICANT EMPLOYEES

     The Company considers the chief executive officers of its life insurance subsidiaries to be significant employees. Charles L. Smith is President of Summit Life and Annuity Company, Family Benefit Life Insurance Company and Great Midwest Life Insurance Company. Randal M. Beach is President of Benefit Capital Life Insurance Company, Information on Messrs. Smith and Beach is furnished under the heading "INFORMATION REGARDING NOMINEES.

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held three meetings during the Company's fiscal year ended December 31, 1998. In September 1998, the Board of Directors formed a compensation committee and an audit committee and appointed members of such committees for the ensuing year. The Board of Directors does not have a nominating committee.

     The Compensation Committee's functions include determining base salaries, annual incentive bonus awards and other compensation awards to the executive officers of the Company. Bonus amounts earned are based on the attainment of budgeted performance and asset quality goals, as determined by an objective review of the degree of attainment of such goals, as well as both an objective and subjective review of the respective executive officer's contribution thereto. Individual goals in each case are established by the Board of Directors in consultation with the particular executive concerned.

     Mr. James L. Smith serves as Chairman of the Compensation Committee, and Messers Brown and Sanders comprise the remaining committee members. The Compensation Committee did not meet during 1998.

     The Audit Committee's functions include: (i) reviewing and recommending to the Board of Directors (subject to stockholder approval) the independent auditors selected to audit the Company's financial statements, including the review and approval of the fees charged for all services by the independent auditors; (ii) reviewing the scope of the annual audit plan; (iii) reviewing the audited financial statements of the Company; (iv) reviewing the management letter comments from the Company's independent auditors, including management's responses and plans of action; (v) reviewing from time to time the Company's general policies and procedures with respect to auditing, accounting and the application of resources; (vi) reviewing any other matters and making special inquiries and investigations referred to it by the Board of Directors; and (vii) making other recommendations to the Board of Directors as the committee may deem appropriate.

     The Audit Committee, which is composed of James L. Smith, M. Dean Brown and Thomas D. Sanders, did not meet during 1998.

     Each director attended at least 75% of the total number of Board meetings held while serving as a director during fiscal year 1998.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

   The table below sets forth, as of April 23, 1999, the number and percentage of outstanding shares of common stock beneficially owned by (i) each person who is known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock which is the Company's only class of voting securities,
(ii) each of the Company's directors, (iii) the executive officer listed in the Summary Compensation Table set forth under "EXECUTIVE COMPENSATION," and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the persons named below have sole voting and investment power with respect to such shares.

                                                                      Common Stock
                                                       --------------------------------------------
    Name of Beneficial Holder                             Number of Shares      Percent of Class
    -------------------------                             ----------------      ----------------
    James L. Smith* (1)                                       683,185               33.25%

    Charles L. Smith* (1)                                     683,185               33.25%

    Randal M. Beach * (1)                                         820                0.04%

    Dean Brown * (1)                                          100,963                4.91%

    Quinton L. Hiebert (1)                                      4,750                0.23%

    Thomas D. Sanders * (1)                                     2,318                0.11%

    All executive officers and directors as
     a group (6 persons)                                    1,475,221               66.32%
                                                            1,476,754
__________________________

*    Director
(1) Address is c/o Summit Life Corporation, 3021 Epperly Drive, P.O. Box 15808, Del City, Oklahoma 73155.

COMPLIANCE WITH SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING REQUIREMENTS

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers and any persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission ("SEC") reports of ownership and subsequent changes in ownership of common stock and other securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during 1998 all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met

                             EXECUTIVE COMPENSATION

     Set forth in the following table is information as to the compensation paid to the Company's Chief Executive Officer for each of the three years ended December 31, 1998. No officer or director of the Company received, during any of such periods, total compensation in excess of $100,000.

SUMMARY COMPENSATION TABLE


                                                                                 Annual Compensation
                                                                                 -------------------
Name and Principal Position                                    Year           Salary              Other
---------------------------                                    ----           ------              -----
James L. Smith, Chairman of the Board
     and Chief Executive Officer                               1998           $12,000            $4,410 (2)
                                                               1997             9,770             3,000 (3)
                                                               1996                -- (1)            --

(1) During 1996, Mr. Smith was not paid a salary for his services as the then President and Chief Executive Officer of the Company; during this time period, Mr. Smith acted primarily in an advisory capacity and his time commitment to the Company was minimal.

(2) Represents $1,013 of compensation attributable to Mr. Smith in connection with personal use of a Company-furnished automobile and $3,397 of country club dues paid by the Company for the benefit of Mr. Smith.

(3)  Represents country club dues.

STOCK OPTIONS GRANTED IN FISCAL 1998

     The Company does not have a stock option plan, nor have any stock options been granted by the Company outside a plan.

EMPLOYMENT AGREEMENTS

     In April 1997, the Company entered into employment agreements with James L. Smith and Charles L. Smith, the Company's Chief Executive Officer and President, respectively. The employment agreements provide, among other things, for six year terms, base and maximum salaries, increases to base salaries subject to Board of Directors approval, annual bonuses and benefits. For 1998, the Board of Directors approved base salaries to James L. Smith of $12,000, and to Charles
L. Smith of $72,000. The amount of any bonus compensation payable to James L. Smith or Charles L. Smith is determined by the Compensation Committee of the Board of Directors, in accordance with criteria set by such committee; no bonus compensation was granted for 1998.

     The agreements may be terminated by mutual agreement, by the Company at its sole discretion without cause, or by the Company for cause, as defined. If the agreements are terminated for cause, as defined, severance payments of $50,000 are payable to each employee. If the agreements are terminated without cause, severance payments to each employee will be equivalent to the maximum salary over the term of the agreement less amounts previously paid, but not less than $360,000 for Charles L. Smith and $450,000 for James L. Smith.

DIRECTORS' COMPENSATION

     Directors of the Company are paid an annual stipend of $1,200 and a fee of $100 for each meeting attended. Additionally, all directors receive reimbursement of reasonable expenses incurred in attending Board and Committee meetings and otherwise carrying out their duties. During 1998, each member of the Board of Directors elected to receive such compensation in the form of common stock, valued for the purpose of such issuance at $2.80 per share.

CERTAIN TRANSACTIONS

     The Company and certain of its operating subsidiaries share office space with Summit Life and Annuity Company, which owns the building at the Company's principal place of business. The building was originally purchased from Charles
L. Smith in 1995 for $75,000. The $75,000 purchase price was paid $50,000 in cash, $15,000 through the settlement of a stock subscription note for such amount owed by Mr. Smith to the Company, with the remaining amount deemed satisfied by the issuance to Mr. Smith of 10,000 shares of common stock.

     In April 1995, the Company acquired 100% of the outstanding stock of CLS Enterprises, Inc. ("CLS Enterprises"), an entity owned by James L. Smith and Charles L. Smith, for an aggregate consideration of $142,000. Of such consideration, $20,000 was paid in cash, and the remaining $122,000 was paid through the issuance by the Company of $122,000 principal amount of convertible
debentures issued to the two CLS stockholders.   The Company believes that the
consideration paid for the stock of CLS Enterprises was fair and that the stock purchase agreement for the acquisition of CLS Enterprises was on terms no less favorable to the Company than the Company could have obtained from non-affiliated parties. In June 1996, Messrs. James L. Smith and Charles L. Smith exercised their conversion rights associated with the debentures and were issued an aggregate 101,660 shares of common stock. CLS Enterprises was merged into the Company effective December 31, 1996.

     During 1998, the Company funded a residential mortgage for Charles L. Smith in the amount of $120,000, secured by a first security interest in such residence. The promissory note was for a three-year term at an annual interest rate of 6%, payable in monthly installments of principal and interest of $719, with the principal balance due at the note's maturity in 2001. The note was paid in full by Mr. Smith in December 1998.

     Both James L. Smith and Charles L. Smith, as the original founders of the Company, are considered "promoters" of the Company as such term is defined under the Securities Act. The Company believes that each of the transactions entered into between the Company and such persons were on terms no less favorable to the Company as those generally available from unaffiliated third parties. All such transactions were unanimously approved by the Board of Directors which, during 1998, included two independent, nonaffiliated directors. Such independent directors did not have any interest in the transactions approved and had access, at the Company's expense, to the Company's or independent legal counsel. All future material affiliated transactions and loans will be made or entered into on terms that are no less favorable to the Company than those that can be obtained from unaffiliated third parties and, in any event, must be approved by a majority of the Company's independent directors who do not have any interest in the transactions approved and have access, at the Company's expense, to the Company's or independent legal counsel.

                     RATIFICATION OF INDEPENDENT AUDITORS
                              (PROXY ITEM NO. 2)

     The Board of Directors has selected the firm of Grant Thornton LLP as auditors to make an examination of the consolidated financial statements of the Company for the year ending December 31, 1999.

     The Board of Directors recommends you vote FOR the ratification of the selection of Grant Thornton LLP as independent auditors for the ensuing year.

                             STOCKHOLDER PROPOSALS

     At the annual meeting each year, the Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.

     Stockholders of the Company also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in the Company's 1999 proxy material, a stockholder's proposal must be received not later than January 20, 2000 by the Company at 3021 Epperly Dr., Del City, Oklahoma 73115, Attention: Secretary.

     In addition, the By-Laws provide that in order for business to be brought before a stockholders' meeting, a stockholder must deliver written notice to or mailed and received at the principal executive offices of the Company not less than forty (40) days prior to the annual meeting; provided, however, that in the event less than forty-five (45) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder must be so received not later than the fifth day following the day on which such notice of the date of the annual meeting was mailed or such disclosure was made, but not less than five days prior to the annual meeting. A stockholder's notice to the Secretary shall set forth (a) a brief description of the business to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business,
(c) the class and number of shares of the Company which are beneficially owned by the stockholder, (d) any material interest of the stockholder in such business, and (e) a representation that the stockholder intends to appear at the meeting in person or by proxy to submit the business specified in such notice. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at a meeting except in accordance with the procedures set forth in the By-Laws. The chairman of the annual meeting shall, if the facts warrant, determine that business was not properly brought before the annual meeting and in accordance with the provisions of Article II, Section 12 of the By-Laws, and if he should so determine, he shall so declare to the annual meeting and any such business not properly brought before the annual meeting shall not be transacted.

     In addition, nominations for the election of directors shall be made by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if timely notice of such stockholder's intent to make such nomination or stockholder's notice is delivered to or mailed and received at the principal executive offices of the Company not fewer than forty
(40) days prior to the annual meeting, provided, however, that in the event that less than forty-five (45) days' notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder to be timely must be so received no later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. Each notice shall set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholders as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected.

     If the chairman of the annual meeting for the election of directors determines that a nomination of any candidate for election as a director at such meeting was not made in accordance with the applicable provisions of Article III, Section 4 of the By-Laws, such nomination shall be void.

                                 OTHER MATTERS

     The Company's management does not know of any matters to be presented at the Annual Meeting other than those set forth in the Notice of Annual Meeting of Stockholders. However, if any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy intend to vote the shares to which the proxy relates on such matters in accordance with their best judgment unless otherwise specified in the proxy.


                         BY ORDER OF THE BOARD OF DIRECTORS

                         /s/ Quinton L. Hiebert

                         ___________________________________________
April 23, 1999           Quinton L. Hiebert, Secretary

                            SUMMIT LIFE CORPORATION
                              DEL CITY, OKLAHOMA

                         PROXY/VOTING INSTRUCTION CARD
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL
                           MEETING ON MAY 20, 1999.

The undersigned hereby appoints Charles L. Smith and James L. Smith, or either of them, as proxies, each with full power of substitution, to attend the Annual Meeting of Stockholders of SUMMIT LIFE CORPORATION, to be held on May 20, 1999, at 10:00 a.m., local time, and at any adjournments thereof, and to vote as specified in this Proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present.

P
     1.   Your vote for the election of Class 1 Director, nominee Randal
          M. Beach; Class 2 Directors, nominees James L. Smith and M. Dean Brown; and Class 3 Directors, nominees Charles L. Smith and
R         Thomas D. Sanders, may be indicated on the reverse.

O    2.   Your vote to ratify the appointment of Grant Thornton LLP as independent auditors of the Company for 1999 may be indicated on the reverse.

X YOUR VOTE IS IMPORTANT! Please sign and date on the reverse and return promptly in the enclosed postage paid envelope.

Y    Change of Address and/or Comments: ______________________________________
______________________________________________________________________________
______________________________________________________________________________
            (If you have written in the above space, please mark the "Comments"
             box on the reverse of this card.)

                                       X
[X]  Please mark your votes as in this example.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

1.   Election of Directors (see reverse)                                       FOR                  WITHHELD
                                                                               [_]                    [_]

     For all nominee(s) except vote withheld from the following:     ___________________________________________________________
2.   Ratify appointment of Grant Thornton LLP (see reverse)                    FOR                  AGAINST      ABSTAIN
                                                                               [_]                    [_]          [_]

3.   In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     Change of Address and Comments on Reverse Side                  NOTE:  Please sign exactly as name appears on this card.
                                                                     Joint Owners should each sign personally.  Corporation proxies should be signed by an authorized officer.  Executors,
                                                                     administrators, trustees, etc. should so indicate when signing.

                                                                     ______________________________________________________________
                                                                     ______________________________________________________________
                                                                     SIGNATURE(S)                                         DATE